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                                                                   EXHIBIT 10.2


                       AMENDMENT #1 TO THE APRIL 13, 1998
                     INTELLECTUAL PROPERTY LICENSE AGREEMENT
                  AND TECHNOLOGY PRODUCT DEVELOPMENT AGREEMENT

     WHEREAS Immersion Corporation, a Delaware Corporation with principal offices in San Jose, California (hereinafter "Immersion") and Logitech, Inc., a California corporation with principal offices in Fremont, California (hereinafter "Logitech"), entered into an Intellectual Property License Agreement dated April 13, 1998 (hereinafter the "IP License Agreement") and a Technology Product Development Agreement also dated April 13, 1998 ("Development Agreement"); and

     WHEREAS Immersion and Logitech (collectively, the "Parties") now wish to amend the IP License Agreement and the Development Agreement to encompass certain additional products to be manufactured and sold by Logitech under license from Immersion;

     NOW, THEREFORE, the Parties hereby agree to amend the IP License Agreement and the Development Agreement as follows:

     1. LICENSE GRANT. Pursuant toss.7.4 of the IP License Agreement, and subject to the terms and conditions of the IP License Agreement and this Amendment # 1 thereto, Immersion hereby grants to Logitech a worldwide, non-exclusive (except as provided in Section 2 below), non-transferable, non-assignable license under the Licensed Patents to develop, make, have made, use, sell, lease, demonstrate, market and distribute "[****] Products." As used herein, "[****] Products" means a computer mouse in which tactile forces are applied [****], where tactile forces are applied along the plane of the desktop). Except as provided in Section 2.3 of the IP License Agreement ("Right to Sublicense"), no right to sublicense the Licensed Patents is granted by Immersion to Logitech.

     2. [****] PREEMPT PROTECTION. Provided that, on or before [****], Logitech meets its United States Product Availability Date ("U.S. PAD") for a product meeting the functional requirements set forth in Exhibit A, Immersion agrees not to supply technology to, or sign a contract with, any third party which would enable such third party to sell a similar product as an after market mouse peripheral in the retail channel on or before [****] (the "[****] Exclusivity Period"). For purposes of this Agreement, U.S. PAD shall mean the date on which at least 50% of Logitech's first full month's forecast in finished [****] Product is in Logitech's U.S. distribution center. Further, Immersion will not grant contractual rights to any third party peripheral manufacturer that will allow them to publicly announce a similar product, as a retail after market mouse peripheral, on or before [****] ("the "[****] Quiet Period").


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     3.   WINGMAN PREEMPT PROTECTION: Provided that Logitech continues to use reasonable business efforts to support and promote the Wingman Force Feedback Mouse, Immersion agrees not to supply technology to, or sign a contract with, any third party which would enable such third party to sell a similar product as an after market mouse peripheral in the retail channel on or before [****] (the "Wingman Force Feedback Mouse Exclusivity Period".)

     4. PRODUCT COMMITMENTS. Logitech agrees to use its best efforts to launch its [****] Product with a U.S. PAD on or before [****]. Such product shall meet the functional requirements attached to this amendment as Exhibit A. As part of this commitment, Logitech agrees that, in the event technical difficulties arise that threaten to prevent it from meeting the [****] PAD, it will, in collaboration with Immersion's engineering staff, utilize aspects of Immersion's then-current [****] technical solution as necessary to do so. Immersion will provide to Logitech as soon as possible within ten (10) days after execution of this Amendment, header files, any basic documentation that is currently available, and in-person technical support on the ITouchSenseEffectDriver interface for Immersion's TouchSense(tm) API. Immersion agrees to make best efforts to ensure a minimum of [****] shipping non-trivial gaming titles, and [****] web pages and/or non-gaming software titles, by [****], that are specifically designed for use with the force feedback mouse family of products. If Immersion fails to meet the objectives identified in the preceding sentence, Logitech may, if it chooses to do so, extend its U.S. PAD beyond [****] without losing the preemption protection provided for in Paragraph 2, except that under no circumstances shall Logitech's Exclusivity Period extend beyond [****].

     5. NEW TECHNOLOGY ROYALTIES. The [****] Product to be manufactured and sold by Logitech hereunder shall be deemed a Royalty Bearing Product in accordance with the terms of the IP License Agreement, and the royalty thereon shall be 5% pursuant to Section 3.2 thereof.

     6. EXCLUSIVITY FEE. In consideration of the preemption protection provided for in Section 2, Logitech agrees to pay Immersion a minimum royalty of no less than [****] for [****] Products sold up to and including [****]. This requirement is waived if Immersion does not meet its efforts mentioned in the last two sentences of Section 4 above.

     7. ENGINEERING SUPPORT BY IMMERSION. Immersion agrees to use its best efforts to provide engineering support to Logitech in connection with Logitech's development and testing of Logitech's [****] Product implementation as reasonably requested by Logitech. As presently contemplated, Immersion's efforts will be focused on ensuring software compatibility of the [****] Product with TouchSense(TM)-enabled software applications and web pages, but Immersion will, if Logitech requests, use its best efforts to assist Logitech with any hardware and/or firmware issues


*Certain information on this page has been omitted and filed separately with the
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          identified by Logitech. Within two weeks of signing this agreement, the parties agree to formulate a breakdown of efforts and Immersion will quote, using its standard billing practices, an NRE fee for these efforts. Work requested by Logitech and agreed on by Immersion, as well as the payments to be made by Logitech for such work, will be set forth in an amendment or amendments to the Development Agreement.

     8. ANNOUNCEMENT. Logitech agrees publicly to announce its [****] Product, including the fact that such product will be manufactured and sold under license from Immersion, on or before the [****] in [****] of this calendar year. Logitech further agrees to substitute references to Immersion's TouchSense(TM) mark and associated logo in place of Immersion's former "FEELit" mark and logo in connection with Logitech's labeling obligations under the IP License and Development agreements.

     9. FORCE FEEDBACK MOUSE FAMILY COMMITMENT: Immersion and Logitech agree to continue their joint efforts to develop the force feedback mouse market space. To this end, they will support the [****] Product and the current Wingman Force Feedback Mouse ("WFFM") as a product family, and will market such product family to software developers and consumers. Logitech and Immersion remain committed to making the WFFM product as successful as possible through sales, marketing, and evangelical programs. Immersion will continue to focus its marketing and software support efforts on this family of mouse products, and will continue to drive the gaming, web, productivity, accessibility, education, and CAD/graphics markets for software support and demand creation.

     10. WINGMAN FORCE FEEDBACK MOUSE COMMITMENT: Logitech will use its best efforts to ensure that it can meet, in a timely manner, the product volume opportunities that emerge for the Wingman Force Feedback Mouse as a result of the efforts in Section 9 above. This includes making sure that a manufacturing facility is capable of ramping up production in a timely manner as product volumes begin to move. Immersion and Logitech agree to communicate regularly about the evolving product volume opportunities.

     11. DEVELOPER UNITS: Logitech will use its best efforts to provide Immersion with a minimum of 250 free developer units for distribution to software developers by July 31, 2000. Immersion will use its best efforts to distribute said units to developers within 10 days of receipt and to support said developers. Immersion may hold up to a maximum of twenty units for internal testing if approved in advance by Logitech.


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the
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     12.  LABELING:

          RETAIL LABELING: Logitech agrees to Immersion's standard marketing terms for branding and logo usage for all [****] Products sold by Logitech through the retail channel, except that the size of Immersion's logo shall be 3/4" by 3/4", and except further that Logitech shall not be required to place the Immersion name or logo on the belly label for such products or to mark such belly label with Immersion's Licensed Patents. Logitech further agrees to include in the product manual for its [****] Products (a) a prominent statement, to be displayed adjacent to the Immersion logo, that such product contains "TouchSense(TM) technology licensed from Immersion Corporation," and (b) a statement that "This product is covered by one or more of the following Immersion Corporation patents," such statement to be immediately followed by a list of the then-issued Immersion patents (such list to be provided by Immersion to Logitech). Immersion will provide all necessary artwork for use by Logitech in connection with the foregoing labeling requirements as soon as possible within thirty (30) days after execution of this Amendment.


          OEM LABELING: Logitech shall not be obligated to comply with Immersion standard marketing terms for branding and logo usage for [****] Product sold by Logitech into OEM channels, except that Logitech shall, if it succeeds in obtaining branding and/or labeling rights for itself from an OEM customer to include Logitech branding or labeling in an OEM customer's manual, include the same information in such manual with respect to Immersion as set forth above in connection with retail labeling.

     13. AMADEUS 2 CANCELLATION: Logitech and Immersion agree to discontinue the Amadeus 2 program as currently specified. The parties further agree to execute an amendment to their Marketing Development Fund Letter Agreement dated October 21, 1999 ("MDF Agreement") transferring to the [****] Product those MDF payments that were to be allotted to the Amadeus 2 product, and renewing Immersion's commitment to purchase [****] WFFM units (none of which shall now be Amadeus 2 units) for evangelical purposes.

     14. FUTURE NEGOTIATIONS: Immersion and Logitech agree within the next twenty-eight (28) days to engage in discussions:

          a. to negotiate in good faith the terms and conditions of a possible contract under which Logitech would purchase chips, which it currently purchases from KLSI, directly from Immersion. The terms of the chip purchase agreement would be substantially similar to the terms and conditions currently provided by KLSI, and nothing herein or therein would in any way obligate Logitech to use the Immersion chip in its products, but rather, would merely shift such purchases as Logitech chooses to make from KLSI to Immersion; and

          b. (a) to negotiate in good faith [****] provisions governing [****] Product sold by Logitech to OEM customers; and (b) to negotiate in good


*Certain information on this page has been omitted and filed separately with the
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               faith a modification of the parties' existing [****] provisions designed to improve the workability, predictability and fairness of such provisions. In this regard, and as a gesture of good faith, Immersion hereby agrees that, with respect to future [****] which do not clearly and without question fall outside the scope of Immersion's present [****] obligations, Immersion will assume the expense of obtaining any required [****]

     15. ENTIRE AMENDMENT. This Amendment and its Exhibit, together with the other written agreements previously entered into and executed by the Parties, constitute the complete agreement of the Parties concerning the subject matter hereof, and supersedes any other agreements, promises, representations or discussions, written or oral, concerning such subject matter.


IN WITNESS WHEREOF, the authorized representatives of the Parties hereto have signed this Amendment # 1 as of the date and year set forth below.




LOGITECH, INC.                         IMMERSION CORPORATION

By: /s/ W.H. Hausen                    By: /s/ Victor Viegas
    ----------------------                 -----------------------
Name: W.H. Hausen                      Name: Victor Viegas

Title: SVP/GM                          Title: CFO

Date: 3/21/00                          Date: 3/21/00

*Certain information on this page has been omitted and filed separately with the
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                                    EXHIBIT A

                             Functional Requirements

Hardware:

This product is a force feedback mouse interface that is [****] surface with a form factor and functionality that is similar to [****] products. The mouse product will provide a [****] force feedback, said force feedback being applied in [****] both of which are parallel to the plane of the desktop).

To ensure that the hardware can adequately support the sensations required of the desktop, web, productivity, and gaming software, it must meet the following basic hardware functionality requirements:


     Minimum Actuator Fidelity: The [****] forces to the user must be capable of generating up to [****] vibrations with no less than [****] attenuation of the [****] force magnitude.


     USB Power: The [****] must be sized such that it can be driven, as described above, within the power limitations of the USB specification.


Software:

In order to assure compatibility with the software titles and web pages that are written with the Immersion TouchSense Developer Toolkit version 2.1 (including the Immersion Foundation Classes(TM), Immersion Software Developer Kit(TM), Immersion Studio(TM), Immersion Web Developer Kit(TM), Sample Code, and Demos), the product produced under this agreement must meet the following technical specifications:

     TouchSense API: This product must support the Immersion TouchSense API, enabled through the Immersion Foundation Classes (IFC) version 2.1. This is the same API supported by the Wingman Force Feedback Mouse, enabling basic compatibility between the products.

     TouchSense Effects: The device must be capable of playing a minimum of the following basic TouchSense effects, as fully defined by the TouchSense API specification: [****] need not be supported.

     Simultaneous Effects: The device must be capable of playing a minimum of [****] different effects simultaneously ([****] background effects and [****] foreground effects. For reference, the Wingman Force Feedback Mouse can play [****] effects simultaneously ([****] background and [****] foreground).

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     Axis Mapping: Because [****] is a [****], it [****] associated with forces.
     Any force effect, [****] will [****] be played on the [****].

     DirectX: It is important to point out that [****] when it comes to desktop, web, and productivity applications [****]. With respect to gaming, since [****] the notion of "force feedback mice," all mouse games are supported through the [****](as was true of the Wingman Force Feedback Mouse). Note - to support force feedback [****], Logitech would need to provide [****] as was done on Wingman Force Feedback Mouse.

     [****] compatibility: This product must be a [****] mouse.

     USB compatibility: This device must fully meet the v1.1 revision of the USB specification. In addition, the device must be capable of passing all tests at the periodic `Plug-Fest' events.

     Boot Mode: This device must support `BOOT' mode functionality such that it will be recognized and used by those computer BIOS that support USB boot mouse functionality. This will allow this mouse to be used prior to the Windows OS being loaded. It will allow the mouse to operate when Windows has loaded a minimal driver set in a debugging environment (a.k.a. `Safe'
     Mode).

     Platform: [****].


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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